                                                              Exhibit 10(a)(11)

                              UTILICORP UNITED INC.

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                              AMENDED AND RESTATED

                            EFFECTIVE JANUARY 1, 1998


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

                                TABLE OF CONTENTS

                                                                          PAGE
ARTICLE I - DEFINITIONS......................................................1

   1.01 BOARD................................................................1

   1.02 CHANGE IN CONTROL....................................................1

   1.03 CLAIMANT.............................................................3

   1.04 CODE.................................................................3

   1.05 COMMITTEE............................................................3

   1.06 COMPANY..............................................................3

   1.07 EMPLOYER(S)..........................................................3

   1.08 PARTICIPANT..........................................................3

   1.09 PLAN.................................................................3

   1.10 SERP BENEFIT.........................................................3

ARTICLE II - ELIGIBILITY.....................................................3

   2.01 SELECTION BY COMMITTEE...............................................3

ARTICLE III - VESTING........................................................4

   3.01 VESTING IN BENEFITS..................................................4

   3.02 CHANGE IN CONTROL....................................................4

ARTICLE IV - BENEFITS........................................................4

   4.01 BENEFITS.............................................................4

   4.02 PAYMENT OF BENEFITS..................................................4

   4.03 COMMITTEE DISCRETION.................................................4

   4.04 WITHHOLDING AND PAYROLL TAXES........................................5

   4.05 BENEFITS ON DEATH....................................................5

ARTICLE V - TERMINATION AND AMENDMENT........................................5

   5.01 TERMINATION..........................................................5

   5.02 AMENDMENT............................................................6

ARTICLE VI - OTHER BENEFITS AND AGREEMENTS...................................6

   6.01 COORDINATION WITH OTHER BENEFITS.....................................6

   6.02 REDUCTION IN SERP BENEFITS...........................................6


                                      - i -


ARTICLE VII - ADMINISTRATION OF THE PLAN.....................................7

   7.01 COMMITTEE DUTIES.....................................................7

   7.02 AGENTS...............................................................7

   7.03 BINDING EFFECT OF DECISIONS..........................................7

   7.04 INDEMNITY OF COMMITTEE...............................................7

   7.05 EMPLOYER INFORMATION.................................................7

ARTICLE VIII - CLAIMS PROCEDURES.............................................7

   8.01 PRESENTATION OF CLAIM................................................7

   8.02 NOTIFICATION OF DECISION.............................................8

   8.03 REVIEW OF A DENIED CLAIM.............................................8

   8.04 DECISION ON REVIEW...................................................8

   8.05 LEGAL ACTION.........................................................9

ARTICLE IX - MISCELLANEOUS...................................................9

   9.01 UNSECURED GENERAL CREDITOR...........................................9

   9.02 EMPLOYER'S LIABILITY.................................................9

   9.03 NONASSIGNABILITY.....................................................9

   9.04 NOT A CONTRACT OF EMPLOYMENT.........................................9

   9.05 FURNISHING INFORMATION...............................................9

   9.06 TERMS...............................................................10

   9.07 CAPTIONS............................................................10

   9.08 GOVERNING LAW.......................................................10

   9.09 VALIDITY............................................................10

   9.10 NOTICE..............................................................10

   9.11 SUCCESSORS..........................................................10

   9.12 SPOUSE'S INTEREST...................................................10

   9.13 INCOMPETENT.........................................................11

   9.14 COURT ORDER.........................................................11

   9.15 DISTRIBUTION IN THE EVENT OF TAXATION...............................11

                              UTILICORP UNITED INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                              AMENDED AND RESTATED
                            EFFECTIVE JANUARY 1, 1998

                                     PURPOSE

     The purpose of this Plan (formerly known as the "UtiliCorp United Inc. Excess Benefit Plan") is to provide specified benefits to a select group of management and highly compensated employees of UtiliCorp United Inc., a Delaware corporation, and its subsidiaries, if any, that sponsor this Plan. This Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.

                             ARTICLE I - DEFINITIONS

     Except as specifically provided herein, all capitalized terms used in this Plan shall have the definitions assigned to them under the UtiliCorp United Inc. Restated Retirement Income Plan (the "Retirement Income Plan"), as amended from time to time.

     1.01 "Board" shall mean the board of directors of the Company.

     1.02 "Change in Control" shall mean the first to occur of any of the following events:

          (1) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates, other than in connection with the acquisition by the Company or its affiliates of a business) representing 20% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities; or

          (2) the following individuals cease for any reason to constitute at least two-thirds (2/3) of the number of directors then serving: individuals who, on August 4, 1998, constituted the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company (as such terms are used in Rule 14A-11 of Regulation 14A under the Exchange Act)) whose appointment or election by the Board or nomination of election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on August 4, 1998, or whose appointment, election or nomination for election was previously approved; or

          (3) the consummation of a merger or consolidation of the Company with any other entity, other than (i) a merger or consolidation which would result in (A) the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, greater than 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, (B) such of Richard C. Green, Jr. and Robert K. Green continuing as members of the board of directors of the surviving entity or ultimate parent thereof as were members of the Board of the Company immediately prior to such transaction, and (C) individuals described in paragraph (2) above constitute more than one-half of the members of the board of directors of the surviving entity or ultimate parent thereof, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its affiliates, other than in connection with the acquisition by the Company or its affiliates of a business) representing 20% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities; or

          (4) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, greater than 50% of the combined voting power of the voting securities of which is owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

     Notwithstanding the foregoing, no "Change in Control" shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

     For purposes of this Section 1.02, the following definitions shall apply:

          (a) "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

          (b) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (c) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its affiliates (as defined in Rule 12b-2 promulgated under the Exchange Act), (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or
               (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.

     1.03 "Claimant" shall have the meaning set forth in Section 8.1.

     1.04 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     1.05 "Committee" shall mean the Committee described in Article 7.

     1.06 "Company" shall mean UtiliCorp United Inc., a Delaware corporation.

     1.07 "Employer(s)" shall mean the Company and any subsidiaries of the Company that have been selected by the Board to participate in the Plan.

     1.08 "Participant" shall mean any employee who is a participant in the Retirement Income Plan and who is selected to participate in the Plan by the Committee.

     1.09 "Plan" shall mean this restated Supplemental Executive Retirement Plan (formerly known as the "UtiliCorp United Inc. Excess Benefit Plan"). The Plan was originally adopted effective as of July 1, 1986, and was thereafter amended and restated in its entirety effective as of May 1, 1991. This restatement is effective as of January 1, 1998.

     1.10 "SERP Benefit" shall mean the benefit payable to a Participant determined under Section 4.01.

                           ARTICLE II - ELIGIBILITY

     2.01 SELECTION BY COMMITTEE. Participation in the Plan shall be limited to a select group of management and highly compensated employees of the Employers. From that group, the Committee shall select, in its sole discretion, employees to participate in the Plan.

                               ARTICLE III - VESTING

     3.01 VESTING IN BENEFITS. Each Participant shall be 100% vested in his SERP Benefit upon the completion of five (5) years of service, or the termination of employment after attaining age 55. If a Participant terminates employment prior to completing five (5) years of service or prior to attaining age 55, he shall be 0% vested in his SERP Benefit.

     3.02 CHANGE IN CONTROL3.02 CHANGE IN CONTROL. Notwithstanding Section 3.1 or any other provision in this Plan that could interpreted to the contrary, in the event of a Change in Control, a Participant's SERP Benefit shall immediately become 100% vested (if it is not already vested in accordance Section 3.01 above).

                               ARTICLE IV - BENEFITS

     4.01 BENEFITS. The benefit payable to a Participant under this Plan shall be equal to (A) minus (B), where:

               (A)  = the benefit that would be payable to the Participant under the Retirement Income Plan, determined in accordance with the elections made by the Participant thereunder and in accordance with the applicable assumptions and actuarial adjustments set forth in that plan, if (i) the maximum benefit limit under
                      Section 415(b)(1)(A) of the Code and the annual compensation limit under Section 401(a)(17) of the Code were not applicable, and (ii) for Plan Years beginning after December 31, 1997, Monthly Earnings included the Participant's annual base compensation deferred during a Plan Year under any nonqualified deferred compensation plan maintained by the Participant's Employer; and

               (B)  = the benefit actually payable to or on behalf of such
                      Participant under the Retirement Income Plan.

     4.02 PAYMENT OF BENEFITS. Payments of vested SERP Benefits shall be made in the same manner and at the same time that benefits under the Retirement Income Plan are payable, determined in accordance with the elections made by the Participant and in accordance with the applicable assumptions and actuarial adjustments set forth in the Retirement Income Plan; provided that if a Participant elects to receive his benefits in a form of payment under the Retirement Income Plan which provides death benefits to a non-spouse beneficiary, the Participant's SERP Benefit shall be paid in monthly installments for the life of the Participant only and shall terminate upon his death.

     4.03 COMMITTEE DISCRETION. Upon the request of a Participant, the Committee, in its sole discretion and consistent with its established procedures and rules, may consider other forms of vested SERP Benefit payments, or the timing of vested SERP Benefit payments, as it deems necessary and prudent under the circumstances.

     4.04 WITHHOLDING AND PAYROLL TAXES. The Employers, to the extent required by applicable law, shall withhold from any and all benefits made under this Article 4, all federal, state and local income, employment and other taxes required to be withheld by the Employer in connection with the benefits hereunder, in amounts to be determined in the sole discretion of the Employer.

     4.05 BENEFITS ON DEATH. If a spousal death benefit is payable under the Retirement Income Plan with respect to a Participant, a spousal death benefit shall also be payable under this Plan. The spousal death benefit under this Plan shall be equal to (A) minus (B), where:

               (A)  = the benefit that would be payable to the Participant's spouse under the Retirement Income Plan, determined in accordance with the elections made by the Participant or spouse thereunder and in accordance with the applicable assumptions and actuarial adjustments set forth in that plan, if (i) the maximum benefit limit under Section 415(b)(1)(A) of the Code and the annual compensation limit under Section 401(a)(17) of the Code were not applicable, and (ii) for Plan Years beginning after December 31, 1997, Monthly Earnings included the Participant's annual base compensation deferred during a Plan Year under any nonqualified deferred compensation plan maintained by the Participant's Employer; and

               (B)  = the benefit actually payable to the Participant's spouse under the Retirement Income Plan.

          Any spousal death benefits payable under this Plan shall be paid in the same manner and at the same time that death benefits are paid to the Participant's spouse under the Retirement Income Plan. If a Participant has no surviving spouse, the benefits remaining under the Plan shall be forfeited.

                      ARTICLE V - TERMINATION AND AMENDMENT

     5.01 TERMINATION. Each Employer reserves the right to terminate the Plan at any time with respect to its participating employees by the actions of its board of directors. The termination of the Plan shall not adversely affect any Participant or his or her Beneficiary who has become entitled to the payment of any benefits under the Plan as of the date of termination, provided, however, that the Employer shall have the right to accelerate payments by paying the Actuarial Value of such payments. For all other Participants, upon the termination of the Plan, all Plan Agreements shall terminate and the Actuarial Value of a Participant's vested SERP Benefit shall be paid out in a lump sum.

     5.02 AMENDMENT. Any Employer may, at any time, amend or modify the Plan in whole or in part with respect to its participating employees by the actions of its board of directors; provided, however, that no amendment or modification shall be effective to decrease or restrict a Participant's then vested SERP Benefit, determined on an Actuarial Equivalent basis. The amendment or modification of the Plan shall not affect any Participant or his or her Beneficiary who has become entitled to the payment of benefits under the Plan as of the date of the amendment or modification; provided, however, that the Employer shall have the right to accelerate installment payments by paying the Actuarial Value of such payments in a lump sum or the Actuarial Equivalent in some other accelerated form of payment.

                   ARTICLE VI - OTHER BENEFITS AND AGREEMENTS

     6.01 COORDINATION WITH OTHER BENEFITS. Except as provided in Section 6.02 and except as otherwise expressly provided under any other plan or program for employees of the Employers, the benefits provided under this Plan to a Participant are in addition to the benefits available to such Participant under any other such plan or program. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as my otherwise be expressly provided.

     6.02 REDUCTION IN SERP BENEFITS. Notwithstanding any provision in this Plan that may be interpreted to the contrary, the SERP Benefit payable to any Participant hereunder shall be reduced by the equivalent monthly lifetime benefit payable to such Participant under any other supplemental retirement agreement or plan with his Employer. If the benefit under such other retirement plan or agreement is payable in the form of a lump sum, such benefit shall be converted to a monthly lifetime benefit in accordance with the applicable Actuarial Value assumptions set forth in the Retirement Income Plan, for purposes of determining the benefit offset under this Section 6.02.

                    ARTICLE VII - ADMINISTRATION OF THE PLAN

     7.01 COMMITTEE DUTIES. This Plan shall be administered by a Committee which shall consist of the Board, or such committee as the Board shall appoint. Members of the Committee may be Participants under this Plan. The Committee shall also have the discretion and authority to (i) make, amend, interpret and enforce all appropriate rules and regulations for the administration of this Plan and (ii) decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan.

     7.02 AGENTS. In the administration of this Plan, the Committee may employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to any Employer.

     7.03 BINDING EFFECT OF DECISIONS. The decision or action of the Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

     7.04 INDEMNITY OF COMMITTEE. All Employers shall indemnify and hold harmless the members of the Committee against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Committee or any of its members.

     7.05 EMPLOYER INFORMATION. To enable the Committee to perform its functions, each Employer shall supply full and timely information to the Committee on all matters relating to the compensation of its Participants, the date and circumstances of the retirement, disability, death or termination of employment of its Participants, and such other pertinent information as the Committee may reasonably require.

                        ARTICLE VIII - CLAIMS PROCEDURES

     8.01 PRESENTATION OF CLAIM. Any Participant or Beneficiary of a deceased Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant. the claim must be made within 60 days after such notice was received by the Claimant. The claim must state with particularity the determination desired by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

     8.02 NOTIFICATION OF DECISION. The Committee shall consider a Claimant's claim within 90 days (unless special circumstances require additional time), and shall notify the Claimant in writing:

          (i) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

          (ii) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination. and such notice must set forth in a manner calculated to be understood by the Claimant:

               (1) the specific reason(s) for the denial of the claim, or any part of it;

               (2) specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

               (3) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

               (4)  an explanation of the claim review procedure set forth in
                    Section 8.03) below.

     8.03 REVIEW OF A DENIED CLAIM. Within 60 days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

          (i)  may review pertinent documents;

          (ii) may submit written comments or other documents; and/or

          (iii) may request a hearing, which the Committee, in its sole discretion, may grant.

     8.04 DECISION ON REVIEW. The Committee shall render its decision on review promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

          (i)  specific reasons for the decision;

          (ii) specific reference(s) to the pertinent Plan provisions upon which the decision was based; and

          (iii) such other matters as the Committee deems relevant.

     8.05 LEGAL ACTION. A Claimant's compliance with the foregoing provisions of this Article 8 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Plan.

                           ARTICLE IX - MISCELLANEOUS

     9.01 UNSECURED GENERAL CREDITOR. Participants and their Beneficiaries successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of an Employer. Any and all of an Employer's assets shall be, and remain, the general, unpledged, unrestricted assets of the Employer. An Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

     9.02 EMPLOYER'S LIABILITY. An Employer's liability for the payment of benefits shall be defined only by the Plan. An Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan.

     9.03 NONASSIGNABILITY. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

     9.04 NOT A CONTRACT OF EMPLOYMENT. The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between any Employer and the Participant. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, with or without cause, unless expressly provided in a written employment agreement. Nothing in this Plan shall be deemed to give a Participant the night to be retained in the service of any Employer or to interfere with the right of any Employer to discipline or discharge the Participant at any time.

     9.05 FURNISHING INFORMATION. A Participant or his or her Beneficiary will cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem necessary.

     9.06 TERMS. Whenever any words are used herein in the masculine, they shall be construed as though they were in the feminine in all cases where they would so apply: and wherever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

     9.07 CAPTIONS. The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

     9.08 GOVERNING LAW. Subject to ERISA, the provisions of this Plan shall be construed and interpreted according to the internal laws of the State of Missouri without regard to its conflict of laws principles.

     9.09 VALIDITY. In case any provision of this Plan shall be illegal or invalid for any reason, said illegally or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal and invalid provision had never been inserted herein.

     9.10 NOTICE. Any notice or filing required or permitted to be given to the Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

                Phil Beyer
                Director of Benefits
                UtiliCorp United Inc.
                20 West Ninth Street
                Kansas City, MO 64105-1711

          Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

          Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

     9.11 SUCCESSORS. The provisions of this Plan shall bind and inure to the benefit of the Participant's Employer and its successors and assigns and the Participant and the Participant's Beneficiary.

     9.12 SPOUSE'S INTEREST. The interest in the benefits hereunder of a spouse of a Participant who has predeceased the Participant shall automatically pass to the

          Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor shall such interest pass under the laws of intestate succession.

     9.13 INCOMPETENT. If the Committee determines in its discretion that a benefit under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetency, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

     9.14 COURT ORDER. The Committee is authorized to make any payments directed by court order in any action in which the Plan or Committee has been named as a party.

     9.15 DISTRIBUTION IN THE EVENT OF TAXATION. If, for any reason, all or any portion of a Participant's benefit under this Plan becomes taxable to the Participant prior to receipt, a Participant may petition the Committee for a distribution of that portion of his or her benefit that has become taxable. Upon the grant of such a petition, which grant shall not be unreasonably withheld, a Participant's Employer shall distribute to the Participant immediately available funds in an amount equal to the taxable portion of his or her benefit (which amount shall not exceed a Participant's unpaid vested benefit under the Plan). If the petition is granted, the tax liability distribution shall be made within 90 days of the date when the Participant's petition is granted. Such a distribution shall affect and reduce the benefits to be paid under this Plan.